                          THIRD AMENDMENT TO REVOLVING
                         CREDIT AGREEMENT AND ASSIGNMENT

         THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "Third Amendment") made as of September 29, 2003, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial"), LEASE EQUITY APPRECIATION FUND I, L.P., a Delaware limited partnership with offices at 49 Bancroft Mills, Unit P-15, Wilmington, Delaware 19809 ("Leaf I"), LEAF FUNDING, INC., a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding, Inc.", and together with Leaf Financial and Leaf I, "Debtors") and NATIONAL CITY BANK, a national banking association with offices at One South Broad, 13th Floor, Philadelphia, Pennsylvania 19107 ("Secured Party").

                                   BACKGROUND

         A. On June 11, 2002, Leaf Financial and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the "Original Agreement") a copy of which is attached hereto and made a part hereof as Exhibit "A", pursuant to which Secured Party promised from time to time to make loans to Leaf Financial in exchange for Leaf Financial's grant of a security interest and an assignment to Secured Party of all Leaf Financial's right, title and interest in certain Collateral (as defined in Section 2(a) of the Original Agreement), evidenced by that certain Master Note of even date therewith between Leaf Financial and Secured Party (the "Master Note").

         B. On March 28, 2003, Leaf Financial, Leaf I, Leaf Funding, LLC, a Delaware limited liability company ("Leaf Funding, LLC"), and Secured Party entered into that certain First Amendment to the Original Agreement (the "First Amendment"), a copy of which is attached hereto and made a part hereof as Exhibit "B", which amended certain provisions of the Original Agreement and which was evidenced by that certain Amended and Restated Master Note of even date therewith (the "Amended and Restated Master Note").

         C. On April 1, 2003, Leaf Financial, Leaf I, Leaf Funding, LLC, Leaf Funding, Inc. and Secured Party entered into that certain Second Amendment to the Original Agreement (the "Second Amendment"), a copy of which is attached hereto and made a part hereof as Exhibit "C", which amended certain provisions of the Original Agreement, as amended, and which was evidenced by that certain Amendment to Amended and Restated Master Note of even date therewith.

         D. On June 6, 2003, Debtors and Secured Party entered into that certain Extension to Revolving Credit Agreement and Assignment (the "Extension"), a copy of which is attached hereto and made a part hereof as Exhibit "D", which extended the term of the Original Agreement, as amended, for a specified period of time.

         E. On August 1, 2003, Debtors and Secured Party executed an extension letter (the "August 1st Letter", and together with the Original Agreement, the First Amendment, the Second Amendment and the Extension, the "Agreement"), a copy of which is attached hereto and made a part hereof as Exhibit "E", which extended the term of the Agreement for an additional period of time.

         F. Debtors and Secured Party mutually desire to further amend the Agreement and are entering into this Third Amendment to set forth their entire understanding and agreement with respect thereto.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement is further amended as follows:

         A. Amendments. The Agreement is hereby further amended in the following respects:

                  1. The "Commitment Termination Date", as defined in the Original Agreement, as amended, shall be extended until December 31, 2003, or such other date as to which Secured Party shall agree in writing.

                  2. Section 6(p)(ii) of the Original Agreement, as amended, shall be amended by deleting the language in such section in its entirety and replacing it with the following language:

                     (ii) maintain an Interest Coverage Ratio of at least 1.10:1 to be measured quarterly from the quarter ending December 31, 2003 until termination of this Agreement. As used herein Interest Coverage Ratio shall mean earnings before interest expense and taxes (EBIT) divided by interest expense.

         B. Consent. Secured Party hereby consents to the foregoing Amendments.

         C. General Provisions.

                      1. Except as expressly set forth herein, the Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Agreement to give effect to the provisions hereof.

                      2. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.



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                      3. This Third Amendment may be executed in any number of
counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

                      4. This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.






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




         IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

                                            DEBTORS:
                                            --------

Address for Notices:                        LEAF FINANCIAL CORPORATION, a
--------------------                        Delaware corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103

                                            By: /s/ Miles Herman
                                               ---------------------------------
                                                 Miles Herman, President

Address for Notices:                        LEASE EQUITY APPRECIATION
--------------------                        FUND I, L.P., a Delaware limited
c/o Leaf Asset Management, Inc.             partnership
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                            By: Leaf Asset Management, Inc., its
                                            general partner

                                            By: /s/ Miles Herman
                                               ---------------------------------
                                                 Miles Herman, President


Address for Notices:                        LEAF FUNDING, INC., a Delaware
--------------------                        corporation
c/o Leaf Financial Corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                            By: /s/ David A. English
                                               ---------------------------------
                                                 David English, President








                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]





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                                           SECURED PARTY:
                                           --------------

                                           NATIONAL CITY BANK, a national
                                           banking association


                                           By: /s/ Michael Labrum
                                              ----------------------------------
                                           Michael Labrum, Senior Vice President










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